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                        VAN KAMPEN STRATEGIC GROWTH FUND

                   SUPPLEMENT DATED DECEMBER 28, 2007 TO THE
          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES PROSPECTUS
              AND THE CLASS I SHARES AND CLASS R SHARES PROSPECTUS
                            DATED DECEMBER 28, 2007

     The Prospectus is hereby supplemented as follows:

     The Board of Trustees (the "Board") of the Fund has approved a proposed reorganization of the Fund into Van Kampen Pace Fund (the "Acquiring Fund"). The Acquiring Fund has substantially the same investment objective and policies and is managed by the same investment advisory personnel. The proposed reorganization will be presented to shareholders of the Fund for approval at a special meeting of shareholders. If the proposed reorganization is approved, Fund shareholders will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Shareholders will receive the same class of shares of the Acquiring Fund equal in value to their class of shares of the Fund. Upon completion of the reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board. The Fund has been closed for purchases by new investors as of the close of business on October 10, 2007.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    EMGSPT 12/07